UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018 (October 6, 2018)

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34515	20-8468508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708 Haidian District Beijing, People’s Republic of China	100190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 10 82525361

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 6, 2018, the Audit Committee of the Board of Directors of China Advanced Construction Materials Group, Inc. (the “Company”), after consultation with the Company’s independent registered public accounting firm, Friedman LLP (“Friedman”) concluded, that the Company’s audited financial statements at and for the period ended June 30, 2017 contained in the Company's Annual Reports on Form 10-K originally filed with the SEC on as well the unaudited financial statements at and for the periods ended March 31, 2018, December 31, 2017 and September 28, 2017 contained in the Company’s Quarterly Reports on Form 10-Q originally filed on November 15, 2017, February 13, 2018 and May 15, 2018, respectively, should no longer be relied upon.

The Company’s review of the above mentioned filings revealed that the financial statements in such filings contained errors primarily as a result of omission of certain contingencies. As a result of such review, the Company has decided to make certain corrections to include certain contingencies disclosure in the aforementioned consolidated financial statements and notes thereto. In addition, the Company is also evaluating whether any of the contingencies loss should be recorded in the aforementioned consolidated financial statements and the impact of the adjustments cannot be determined as this time.

The Company will, as soon as practicable, make these adjustments by filing with the SEC amendments to the above reference reports which, in each case, will include revised the aforementioned consolidated financial statements and notes thereto, and other appropriate revisions to reflect the foregoing.

As a result of the errors described above, management has concluded that the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of the ends of each of the applicable restatement periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures, as appropriate, in connection with the amended filings.

The impact of the adjustment from each period cannot be evaluated at this time since we do not have all the available source of information to evaluate each case.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2018

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

By:	/s/ Xianfu Han
Name:	Xianfu Han
Title:	Chief Executive Officer

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